EXHIBIT (99a)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Unifi, Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ended March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian R. Parke, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 13, 2003	By:	BRIAN R. PARKE

Brian R. Parke
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Unifi, Inc. and will be retained by Unifi, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.